SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2016

BRAVO MULTINATIONAL INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-33053	90-0359814
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

590 York Road, Unit 3

Niagara on The Lake, Ontario, L0S 1J0 CANADA

 (Address of principal executive offices) (Zip Code)

(716) 803-0621

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2016, at the registrants Annual General meeting Paul Parliament and Douglas Brooks were reelected as directors of the registrant, and Richard Kaiser was elected as the third member of the Board of Directors of the registrant.

The Registrant’s new director, Richard Kaiser, has been the registrant’s corporate secretary and corporate governance officer since March 24, 2015, and has served as Co-owner of Yes International since July 1991, a full service investor relations and venture capital firm. He has a Bachelor of Arts degree in International Economics from Oakland University.

Martin Wolfe did not seek reelection as a director and will remain as the registrants Chief Financial Officer. (See Item 5.07 below).

The current officers of the Company as of September 29, 2016 will continue to serve until their successors in office have been duly elected and have been qualified, or until their terms of office have otherwise been terminated, as provided by the bylaws of the registrant:

Office	Name
Chairman of the Board, Chief Executive Officer, and President	Paul Parliament

Vice President	Douglas Brooks

Chief Financial Officer, Principal Accounting Officer, and Treasurer	Martin Wolfe

Secretary and Chief Governance Office	Richard Kaiser

Item 5.07 Submission of Matters to a Vote of Security Holders

The Registrant held its Annual Meeting of Stockholders on September 29, 2016 (the “Annual Meeting”).

At the Annual Meeting, the registrant’s stockholders:

(i) elected the persons listed below to serve as directors for a term of one year expiring at the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

(ii) ratified the amendment and restatement of our bylaws adopted by our directors and stockholders on September 25, 2015, as described in the attached Proxy Statement;

(iii) ratified the amendment and restatement of our certificate of incorporation adopted by our directors and stockholders on September 25, 2015, and filed with the Secretary of State of Delaware on September 25, 2015, and as submitted to our directors on July 20, 2016, for ratification by our stockholders, as described in the attached Proxy Statement;

(iv) ratified the Bravo Multinational Incorporated Employees, Officers, Directors, and Consultants Stock Plan for the Year 2016, adopted by our directors on March 18, 2016, and amended on March 21, 2016 and;

(v)  ratified the appointment of Independent Registered Public Accounting Firm Scrudato & Co. CPA, as the Company’s independent registered public accounting firm for the current fiscal year

Voting was based on 1 vote for each share of Common Stock, no Preferred ‘A’ shares with voting rights were tallied at this Annual General Meeting. 376,300,924 Common Shares outstanding where qualified to vote as of the record date August 1, 2016, which 214,699,401 Common Shares voted or 57.05%. 96% of these voted shares ratified in favor of all five proxy proposals.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRAVO MULTINATIONAL INCORPORATED
Date: October 5, 2016	/s/ Paul Parliament
By: Paul Parliament, Chairman and Chief Executive Officer